EXHIBIT 10.3


                                     FORM OF
                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into as of ____________ ___, 1999 by and among Big City Bagels, Inc., a corporation organized under the laws of the State of New York (the "Company"), and the holders of the Company's (i) Common Stock, par value $.001 per share ("Common Stock") and (ii) Class B Preferred Stock, par value $ $.001 per share (the "Class B Preferred") which are initially convertible into _____ shares of Common Stock, listed on Exhibit A hereto, (individually, a "Holder," and collectively, the "Holders").

                                   WITNESSETH:

         WHEREAS, the Company will acquire Intelligent Computer Solutions, Inc., a New York corporation ("ICS") and VillageNet, Inc., a New York corporation ("VillageNet") pursuant to an Agreement and Plan of Merger dated as of May 21, 1999, (the "Merger Agreement");

         WHEREAS, pursuant to the Merger Agreement, the Holders will receive (i) shares of Common Stock (the "Merger Common Stock") and (ii) shares of Class B Preferred (the "Merger Preferred Stock"), in exchange for their stock in ICS and VillageNet;

         WHEREAS, as an inducement to enter into the Merger Agreement, the Company has agreed to enter into this Agreement with the Holders; and

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth below, the parties hereto agree as follows:


                                    AGREEMENT

         Section 1.  Definitions.

         1.1. As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" means any entity controlling, controlled by or under common control with a designated Person. For the purposes of this definition, "control" shall have the meaning specified as of the date of this Agreement for that word in Rule 405 promulgated by the Commission under the Securities Act.

         "Board" means the Board of Directors of the Company.


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         "Commission" means the Securities and Exchange Commission, any and successor thereto.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Person" means an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

         "Registrable Stock" means (i) any shares of Common Stock then outstanding and held by the Holder and (ii) any shares of Common Stock then issuable upon conversion of the Class B Preferred held by the Holder; provided, however, that Registrable Stock shall not include any shares the sale of which has been (x) effectively registered under the Securities Act and sellable by the Holder thereof in accordance with such registration, or (y) sellable to the public pursuant to Rule 144 of the Commission, or any successor rule.

         "Rule 144" means Rule 144 promulgated by the Commission under the Exchange Act, as such rule may be amended from time to time, or any successor Rule thereto.

         "Securities" means any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into, or exercisable or exchangeable for, Securities or a Security.

         "Securities Act" means the Securities Act of 1933, as amended prior to or after the date of this Agreement, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

         Section 2.  Demand Registrations.

         2.1. The Holders of no less than 51% of the Registrable Stock shall be entitled to four demand registrations commencing immediately upon the effectiveness of this Agreement, by providing a written notice to the Company requesting that the Company register the amount of Registrable Stock specified in the notice, under the Securities Act and under other relevant securities laws, for disposition in accordance with methods stated in the notice.

         2.2. When it receives a registration notice under Section 2.1 above, the Company shall use commercially reasonable efforts to effect the registration under the Securities Act of Registrable Stock specified in the registration notice under Section 2.1 to the extent requisite to permit disposition by the Holders in accordance with the intended methods of disposition described in the registration notice.

         Section 3. Incidental Registration. Each time the Company proposes to register any of its Securities under the Securities Act (other than pursuant to Section 2 of this Agreement), it will give at least 30 days advance written notice of its intention to do so to the Holders. Each Holder may then specify,

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by prompt notice to the Company, a number of shares of Registrable Stock held by it which it wishes to include in the Company's proposed registration. Subject to the market cutback limitations of Section 8 of this Agreement, the Company will use commercially reasonable efforts to effect the registration under the Securities Act of Registrable Stock specified by the Holders under this Section 3.

         Section 4. Limitations on Registration Rights. Notwithstanding any contrary provision of thisAgreement:

                  (a) the Company shall not be required to effect more than four registrations pursuant to Section 2 of this Agreement; provided, however, that a demand for registration shall not count as a registration required pursuant to Section 2 of this Agreement under this clause 4(a) if the registration statement filed with respect to such registration is not declared effective by the Commission; and

                  (b) Section 3 of this Agreement shall not apply to a registration effected solely to offer securities for sale pursuant to, or in connection with, (i) an employee benefit plan or (ii) a transaction subject to Rule 145 under the Securities Act or in an exchange offer registered on Form S-4 or any successor form to Form S-4, or to any registration on a form which does not permit inclusion of Registrable Stock pursuant to Commission rule or practice.

         Section 5. Registration Procedures.

         5.1. Whenever the Company is required by the provisions of this Agreement to use commercially reasonable efforts to effect the registration of any Registrable Stock under the Securities Act, the Company will, as expeditiously as possible:

                  (a) in the case of a registration required under Section 2 of this Agreement, engage the underwriters as provided in Section 12;

                  (b) before filing each registration statement or prospectus or amendment or supplement thereto with the Commission, furnish counsel for the sellers with copies of all such documents proposed to be filed which shall be subject to the reasonable approval of such counsel;

                  (c) prepare and file with the Commission a registration statement with respect to such Registrable Stock and use commercially reasonable efforts to cause such registration statement to become and remain effective for the period provided in Section 5.2 below;

                  (d) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of 180 days and to comply with the provisions of the Securities Act with respect to the sale or other

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         disposition of all Registrable Stock covered by such registration statement in accordance with the intended methods of disposition set forth in such registration statement;

                  (e) prepare and promptly file with the Commission, and notify each seller of such Registrable Stock immediately after the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, during such periods as a prospectus relating to such Securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and notify each seller immediately after its discovery of such event;

                  (f) furnish to the underwriters and each seller of such Registrable Stock such numbers of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such underwriters or the seller may reasonably request in order to facilitate the disposition of the Registrable Stock subject to such registration statement in accordance with such registration statement;

                  (g) use commercially reasonable efforts to register or qualify any Registrable Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States of America as the seller or the underwriters reasonably request, and to take any other acts which a seller or the underwriters may reasonably request under such securities or blue sky laws to enable the consummation of the disposition in such jurisdictions of such Registrable Stock (provided, however, that the Company may not be required under this Agreement (i) to qualify generally to do business as a foreign corporation in any jurisdiction in which it would not otherwise be required to qualify, or (ii) to subject itself to taxation in any such jurisdiction, or (iii) to consent to general service of process in any such jurisdiction);

                  (h) use commercially reasonable efforts to cause all Registrable Stock sold under the registration to be listed on each securities exchange or to be qualified and eligible for trading in any automated quotation system, if any, on which similar Securities issued by the Company are then listed or traded or, if no such listing or qualification has then occurred, to use commercially reasonable efforts to cause such Securities to be so listed or qualified on an exchange or in a trading system that is reasonably acceptable to the Company and the Holders of Registrable Stock;

                  (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the underwriters, if any, or the Holders of more than 50% of the Registrable Stock being sold reasonably request in order to expedite or facilitate the disposition of such Registrable Stock (including, without limitation, effecting a stock split or a combination of shares of the Common Stock, subject to the limitation

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         not to effect a reverse stock split pursuant to Section 8.5 of the
         Merger Agreement);

                  (j) advise each seller of Registrable Stock immediately after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

                  (k) make available for inspection by the sellers of Registrable Stock, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any seller or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller or such underwriter in connection with such registration statement, all subject to such limitations as the Company reasonably deems appropriate in order to protect the Company's confidential or proprietary information.

         5.2. Notwithstanding any contrary provision of this Section 5, the Company shall not be required to use commercially reasonable efforts to maintain the effectiveness of any registration statement for a period in excess of 180 days or for a period extending beyond the date the sellers have sold or otherwise disposed of their Registrable Stock registered under such registration statement, whichever is earlier.

         5.3. It shall be a condition precedent to the inclusion of the Registrable Stock of any sellers in a registration effected pursuant to this Agreement that the sellers shall (a) furnish to the Company such information regarding the sellers, the Registrable Stock of the sellers and the intended method of disposition of such Registrable Stock, and (b) execute such indemnities, underwriting agreements and other documents, as the Company or the managing underwriter shall reasonably request in order to satisfy the requirements applicable to such registration.

         Section 6. Expenses. The Company will pay all Registration Expenses (as defined below) in connection with each registration of Registrable Stock requested pursuant to Sections 2 and 3 of this Agreement; provided, however, that if the Company does not include any shares for its own account in a registration statement requested pursuant to Section 2, the Company shall not be required to pay any Registration Expenses. For purposes of this Section 6, "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Sections 2 and 3 of this Agreement, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of one law

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firm retained by the Holders of more than 50% of the Registrable Stock being registered, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of the Registrable Stock being registered but excluding all agency fees and commissions, underwriting discounts and commissions and transfer taxes, if any.

         Section 7.        Indemnification.

         7.1. In the event of any registration of any of its Registrable Stock under the Securities Act pursuant to this Agreement, the Company agrees to indemnify and hold harmless each seller of Registrable Stock, and each Affiliate of such seller, against any losses, claims, damages or liabilities, joint or several, under the Securities Act, the Securities Exchange Act, other federal or state statutory law or regulation, at common law or otherwise, arising out of or based upon:

                  (a) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Securities were registered under the Securities Act, or contained in any preliminary prospectus or final prospectus contained therein, or any summary prospectus contained therein, or any amendment or supplement thereto, or

                  (b) any omission or alleged omission to state in any such document (on the effective date thereof in the case of a Registration Statement) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, claim, damage or liability is:

                  (x) caused by, or contained in, any information concerning a seller furnished in writing to the Company by such seller expressly for use in connection with such registration, or

                  (y) caused by such seller's failure to deliver a copy of the registration statement or prospectus or any amendment or supplement thereto as required by the Securities Act or the rules or regulations thereunder, or

                  (z) caused by the use of a prospectus or preliminary prospectus or any amendment or supplement thereto after receipt of notice from the Company that it should no longer be used.

In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the sellers of the Registrable Stock. The Company shall reimburse each Person indemnified pursuant to this Section 7.1 in connection with investigating or defending any loss, claim, damage, liability or action indemnified against. The reimbursements required by this Section 7.1 shall be made by periodic payments during the course of the investigation or

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defense, as and when bills are received or expenses incurred. The indemnities provided pursuant to this Section 7.1 shall remain in force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive transfer of Registrable Stock by the Holders.

         7.2. In the event of any registration of any Registrable Stock under the Securities Act pursuant to this Agreement, each Holder agrees to furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus in connection with the registration or any amendment or supplement thereto.

         7.3. Subject to the limitation set forth in the last sentence of this
Section 7.3, each Holder which is a seller of Registrable Stock in a registration pursuant to this Agreement, agrees severally and not jointly to indemnify and hold harmless the Company, its directors and officers, and each Affiliate of the Company, against:

                  (a) any losses, claims, damages or liabilities, joint or several, arising out of or based upon:

                  (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Securities were registered under the Securities Act, or contained in any preliminary prospectus or final prospectus contained therein, or any summary prospectus contained therein, or any amendment or supplement thereto, or

                  (ii) any omission or alleged omission to state in any such document (on the effective date thereof in the case of a Registration Statement) a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as any such loss, claim, damage or liability is caused by, or contained in, any information furnished in writing to the Company by the indemnifying seller expressly for use in connection with such registration; and

                  (b) any losses, claims, damages or liabilities, joint or several, arising out of or based upon the improper delivery by such seller of, or any failure by such seller to deliver, a copy of the registration statement or prospectus or any amendment or supplement thereto as required by the Securities Act or the rules or regulations thereunder. In connection with an underwritten offering, each seller will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the Company. Each seller shall reimburse each Person indemnified pursuant to this Section 7.3 in connection with investigating or defending any loss, claim, damage, liability or action indemnified against. The reimbursements required by this Section 7.3 shall be made by periodic

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         payments during the course of the investigation or defense, as and when bills are received or expenses incurred. Notwithstanding any contrary provision of this Agreement, the liability under this Section 7 of each Holder which is a seller of Registrable Stock shall be limited to the amount of proceeds received by the indemnifying seller from the sale of the Registrable Stock sold by the indemnifying seller.

         7.4. Indemnification similar to that specified in Sections 7.1 and 7.3 above (with such modifications as shall be appropriate) shall be given by the Company and the indemnifying seller covering any registration or other qualification of Securities under any federal or state securities law or regulation other than the Securities Act with respect to any such registration or other qualification effected pursuant to this Agreement.

         7.5. Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably by withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of one firm of counsel for all Indemnified Parties shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         7.6. If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact

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relates to information supplied by the Indemnifying Party or by the Indemnified
Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         7.7. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

         Section 8.  Priority on Registrations.

         8.1. If in connection with any offering involving an underwriting of Registrable Stock pursuant to Section 3 of this Agreement, the managing underwriters advise the Company in writing that in their opinion the number of Securities proposed to be included in the offering (including Registrable Securities requested to be included therein) exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Securities requested to be included in such registration by the Holders together with any securities held by all holders of other securities having the right to include such securities in such registration; provided, however, that such participation be pro rata in accordance with the number of shares held by each person requesting such registration.

         8.2. In connection with any offering involving an underwriting of Registrable Stock pursuant to Section 3 of this Agreement, the Company shall not be required to include any of the Registrable Stock of a Holder in such offering unless such Holder agrees to the terms of the underwriting agreed to between the Company and the underwriter or underwriters selected by the Company.

         Section 9. Lockup Agreement. In connection with any registration of any of the Company's Securities, each Holder agrees that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's Securities, it will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Securities of the Company (other than the securities included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 90 days) from the effective date of such registration as the Company or the underwriters may specify.

         Section 10. Compliance with Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

                  (a) make and keep public information available as those terms are understood and defined in Rule 144 at all times and for so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

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                  (b) use commercially reasonable efforts to file with the
         Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) so long as any Holder owns any Securities, and is not eligible to sell such Securities under paragraph (k) of Rule 144, furnish to a Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

         Section 11. Assignability of Registration Rights. The rights set forth in this Agreement shall accrue to each subsequent holder of Registrable Stock who shall have executed a written consent agreeing to be bound by the terms and conditions of this Agreement as a party to this Agreement.

         Section 12. Designation of Underwriter. In the case of any registration effected pursuant to Section 2 of this Agreement, the managing underwriter(s) and any other investment banking advisers to the Company shall be selected by the Holders of not less than 50% of the Registrable Stock to be registered and shall be reasonably acceptable to the Company. The Company shall select the managing underwriter(s) and all other investment banking advisers to the Company for all other registrations that may be effected from time to time by the Company.

         Section 13.  Miscellaneous.

         13.1. Amendment. This Agreement may be amended by a written agreement signed by the Company and the Holders of not less than 70% of the Registrable Stock.

         13.2. Severability. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

         13.3. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the Company, its successors and assigns, and the Holders, their successors and assigns, heirs and legal representatives.

         13.4. Notices. All communications in connection with this Agreement shall be in writing and shall be deemed properly given if hand delivered or sent by telecopier or overnight courier with adequate evidence of delivery or sent by registered or certified mail, return receipt requested, and if to a Holder, addressed to the Persons and at such addresses as are set forth below such Holder's name on Exhibit A hereto, or, if no such Person or address appears, at

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such Holder's address as shown on the books of the Company or its transfer agent, and if to the Company, at its offices at

                           Big City Bagels, Inc.
                           99 Woodbury Road
                           Hicksville, NY 11801
                           Attention:       Chief Financial Officer
                           Facsimile:       516-932-5056

or such other addresses or Persons as the recipient shall have designated to the sender by a written notice given in accordance with this Section. Any notice called for hereunder shall be deemed given when received.

         13.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements between New York residents entered into and to be performed entirely within New York.

         13.6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

         13.7. Headings. The headings used herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

         13.8. Entire Agreement. This Agreement embodies the entire agreement and understanding among the Company and the Holders and supersedes all prior oral and written agreements and understandings relating to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed on the day first above written.

The Company:
                                      Big City Bagels, Inc.

                                      By:
                                      Name:
                                      Title:

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The Holders:
                                      By:___________________________
                                            Peter Keenan

                                      By:___________________________
                                            Steven Levi

                                      By:___________________________
                                            David Levi

                                      By:___________________________
                                            Susan Levi


                                      Eli Levi Living Trust

                                      By:___________________________
                                            Eli Levi, Trustee


                                      Roberta Levi Living Trust

                                      By:___________________________
                                            Roberta Levi, Trustee

                                      By:___________________________
                                            Roberta Levi, Custodian for
                                              Shari Levi

                                      By:___________________________
                                            Hector P. Gavilla

                                      By:___________________________
                                            Hector M. Gavilla

                                      By:___________________________
                                            Vincent Pasceri, Jr.

                                      By:___________________________
                                            Vincent A. Pasceri

                                      By:___________________________
                                            Vincent A. Pasceri,
                                            Custodian for Marisa A. Pasceri

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                                      By:___________________________
                                            Debi E. Pasceri

                                      By:___________________________
                                            Debi E. Pasceri,
                                            Custodian for Nicole K. Pasceri

                                      By:___________________________
                                            Jennifer N. Pasceri


                                      By:___________________________
                                            Hector M. Gavilla, Custodian for
                                              Alexander F. Gavilla


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                                    EXHIBIT A

                                  Peter Keenan
                                   Steven Levi
                                   David Levi
                                   Susan Levi
                    Eli Levi Living Trust (Eli Levi, Trustee)
                Roberta Levi Living Trust (Roberta Levi, Trustee)
                     Roberta Levi, Custodian for Shari Levi
                                Hector P. Gavilla
                                Hector M. Gavilla
                              Vincent Pasceri, Jr.
                               Vincent A. Pasceri
               Vincent A. Pasceri, Custodian for Marisa A. Pasceri
                                 Debi E. Pasceri
                Debi E. Pasceri, Custodian for Nicole K. Pasceri
                               Jennifer N. Pasceri
              Hector M. Gavilla, Custodian for Alexander F. Gavilla





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